                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-1 of Retek Inc. of our report dated September 9, 1999, relating to the financial statements of Retek Logistics, Inc., which appears in the Retek Inc. Form S-1 (File No. 333-86841).


/s/ PRICEWATERHOUSECOOPERS LLP

PRICEWATERHOUSECOOPERS LLP

San Diego, California
November 17, 1999